Exhibit 10.16
Assignment Agreement
between
Centerpulse France S.A.S. (formerly Sulzer Orthopédie S.A.), a company duly organized and existing under the laws of France with its registered offices at 127, avenue René Jacot, 25461 Etupes Cedex, France
(hereinafter “Assignor”)
and
Zimmer GmbH, a company duly organized and existing under the laws of Switzerland with its registered offices at Sulzer Allee 8, 8404 Winterthur, Switzerland
(hereinafter “Assignee”)
and
Tutogen Medical GmbH, a company duly organized and existing under the laws of Germany with its registered offices at 91077 Neunkirchen am Brand, Germany
Whereas, the Assignor and Tutogen Medical GmbH have entered into an Agreement dated January 9, 2002.
Whereas, Zimmer Group is restructuring its operations following the acquisition of Centerpulse in October 2003;
Now, therefore, the parties hereto agree as follows:
1.	The Assignee hereby replaces the Assignor as the party to the Agreement, such replacement being made effective as of signature date of this Assignment Agreement (“Transfer Date”). Tutogen Medical GmbH hereby expressly agrees with this replacement and accepts that the Assignee, and not the Assignor is the party to the Agreement as of the Transfer Date. Thereafter, references to in the Agreement shall refer to the Assignee, as appropriate.
2.	The Assignor hereby assigns to the Assignee all of its rights in and under the Agreement, whether accrued before or after the Transfer Date, and delegates all of its duties remaining after the Transfer Date, and accepts such assignments and delegations. It shall be understood that Assignee will have the right to delegate specific duties to its designees.

3.	Notices to be sent to the Assignee shall be made in writing and shall be sent to the following address:
Zimmer GmbH
Mr. Mike Humphris
Sulzer Allee 8/P.O.Box
CH-8404 Winterthur
4.	All other terms of the Agreement shall remain unchanged.
IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers or representatives:

Centerpulse France S.A.S.

/s/ Mariano Moreno

Name:	Mariano Moreno

Title:	Managing Director

Place and date:

ETURED 05/07/05

Zimmer GmbH

/s/ RICHARD FRITSCHI

Name:	RICHARD FRITSCHI

Title:	President Europe Australasia

Place and date:

Winterthur 28/06/05

Agreed by: Tutogen Medical GmbH

/s/ MANFRED KRÜGER

Name:	MANFRED KRÜGER

Title:

Place and date:

Neunkinhen 12/07/05